POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Harry I. Brown, Jr., Steven R. Townson and Kerri C. Newton, and each of them, his true and lawful attorney-in-fact, as agent with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacity, to sign any or all amendments to this Form 10-K and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agents in full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as they might or could be in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and their substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in capacities and on the dates indicated.

              Directors                                     Date
              ---------                                     ----

   /s/ Wesley L. Bowden, Jr.                            March 28, 2000
----------------------------------------               ---------------
Wesley L. Bowden, Jr.


   /s/ Harry I. Brown, Jr.                              March 28, 2000
----------------------------------------               ---------------
Harry I. Brown, Jr.


   /s/ Harry I. Brown, Sr.                              March 28, 2000
----------------------------------------               ---------------
Harry I. Brown, Sr.


   /s/ Charles M. Reeves                                March 28, 2000
----------------------------------------               ---------------
Charles M. Reeves


   /s/ Steven E. Sprayberry                             March 28, 2000
----------------------------------------               ---------------
Steven E. Sprayberry


   /s/ Raymond C. Styres                                March 28, 2000
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Raymond C. Styres


   /s/ Steven R. Townson                                March 28, 2000
----------------------------------------               ---------------
Steven R. Townson


   /s/ Christopher N. Zodrow                            March 28, 2000
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Christopher N. Zodrow


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